Exhibit 99.1

TRACTOR SUPPLY COMPANY ANALYST PRESENTATION AUSTIN, TEXAS OCTOBER 17, 2003

OUR MISSION To work hard, have fun and make money by providing legendary service and great products at everyday low prices.

OUR MISSION GOALS Accelerating same store sales growth Accelerating new store openings Improving infrastructure Serving existing markets better Improving financial metrics

OUR MISSION AGENDA Strategic Overview Jim Wright , President & COO TSC Customers & Brand Blake Fohl, VP Marketing Products & Partners Jerry Brase, SrVP Merchandising Stores & People Stan Ruta, SrVP Store Ops Financial Outlook Cal Massmann, SrVP/CFO Summary Q & A

STRATEGIC OVERVIEW STORE GROWTH New Stores 52 in 2004 over 60 in 2005 Replacing old stores 20 per year next 3 years "Super sizing" existing stores Target significant growth in Northeast

STRATEGIC OVERVIEW VENDOR'S DOCK TO CUSTOMER'S TRUCK Supply Chain - Improving Inventory turns Logistics - Team work in action New Distribution Capacity What the customer needs, when and where she needs it

STRATEGIC OVERVIEW STRATEGIC OVERVIEW

STRATEGIC OVERVIEW Employer of Choice Selection - Behaviors and Competencies Celebrate Success Pay for Performance A great place to work precedes a great place to shop

STRATEGIC OVERVIEW Same Store Sales Growth Customer Delight- Drives Frequency and Referrals Increasing size and number of transactions Accelerated new product introductions Improved Merchandise Presentation

TSC CUSTOMERS & BRAND OUR OBJECTIVE To continue to build and leverage the emotional connection between our brand and our customer Our brand attributes have significant points of differentiation, which separates us from our competition and drives comp store sales Moving from the rational to the emotional

TSC CUSTOMERS & BRAND OUR CUSTOMERS Non-Farm Consumers 35% Commercial 11% Part-time Farmers & Ranchers 15% Hobby Farmers & Ranchers 31%

TSC IS UNIQUE PRODUCTS, AND SEASONED ADVICE, WHICH ENABLES OUR CUSTOMERS TO LIVE LIFE, ON THEIR TERMS, OUT HERE

PRODUCTS & PARTNERS 1997 2002 Livestock & Pet 25 31 Agricultural Products 10 8 Clothing & Footwear 10 9 Hardware & Tools 17 17 Seasonal Products 24 21 Truck, Trailer, Towing & Lube 13 13 TSC'S % OF SALES BY MAJOR DEPARTMENT

PRODUCTS & PARTNERS NEW PRODUCT INTRODUCTIONS DRIVE COMP SALES In 2002, 31% of our sales came from SKUs less than 3 years old!

PRODUCTS & PARTNERS NEW PROGRAMS INTRODUCED IN 2003 Cub Cadet Commercial Products Iams Pet Food Eukanuba Pet Food Blue Seal Livestock Feeds Levi Strauss Clothing C.E. Schmidt Clothing

Lower Retail Price More Value to the Customer Greater Volume More Efficient Manufacturing & Distribution Lower Cost of Goods PRODUCTS & PARTNERS CIRCLE OF VALUE

STRATEGIC OVERVIEW CIRCLE OF VALUE OUTCOME Larger Share of Market Competitive Advantage Expense Leverage Earnings Growth More New Stores Greater Shareholder Value

PRODUCTS & PARTNERS 12 KEYS TO A STRONG PARTNERSHIP Embrace Values Embrace "Circle of Value" Top Quality Products First to Market Testing New Products/Programs Differentiation

PRODUCTS & PARTNERS 12 KEYS TO A STRONG PARTNERSHIP Understand TSC's Customer Drive Top Line Sales Superior Inventory Productivity Reduce Supply Chain Costs Embrace Technology Support Category Management

STORES & PEOPLE THE STORE EXPERIENCE BUILDING GREAT STORE TEAMS PROVIDING A GREAT SHOPPING EXPERIENCE FOR OUR CUSTOMERS STRIVING FOR EXCELLENCE BY KEEPING THINGS SIMPLE

STORES & PEOPLE TAKING WORK OUT DOING THINGS FASTER, BETTER AND CHEAPER WILL ALLOW TRACTOR SUPPLY TO IMPROVE EFFICIENCIES, TO SIMPLY BE THE MOST EFFICIENT OPERATOR

FINANCIAL OUTLOOK SUPPORTING THE STORES - INFRASTRUCTURE FOR FUTURE GROWTH ADDITIONAL DISTRIBUTION CENTERS Pendleton Purchase Georgia Facility Northeast Facility TECHNOLOGY Supply Chain and Store Systems STORE SUPPORT CENTER CONSOLIDATION

FINANCIAL OUTLOOK INVESTMENT PLANS ADDITIONAL INVENTORY ($ 5.5 MILLION) IMPROVEMENTS - EXISTING STORES ($8.2 MILLION) SUPPORT CENTER CONSOLIDATION ($6.0 MILLION) DISTRIBUTION CENTERS ($36.0 MILLION) TECHNOLOGY ($6.9 MILLION) FASTER NEW STORE GROWTH ($20.0 MILLION) STORE RELOCATIONS & EXPANSION ($11.4 MILLION)

FINANCIAL OUTLOOK CAPITAL EXPENDITURES($ in 000s) 2000 2001 2002 2003 2004 2005 2006 East 17.4 13.6 66.5 63 89 90 88

FINANCIAL OUTLOOK Financial Metrics Comp Store Sales - 4.0% to 6.5% range EBIT margins - 30 BPS to 40 BPS Improvement per year

FINANCIAL OUTLOOK STORE GROWTH 2000 2001 2002 2003 2004E 2005E 2006E East 305 323 433 462 514 577 653

FINANCIAL OUTLOOK TOTAL SALES VOLUME ($ in 000s) 2000 2001 2002 2003E 2004E 2005E 2006E East 759 850 1210 1430 1645 1910 2230

FINANCIAL OUTLOOK EBIT MARGINS 2000 2001 2002 2003E 2004E 2005E 2006E East 4.5 4.6 5.4 6.5 6.8 7.2 7.6

FINANCIAL OUTLOOK RETURN ON CAPITAL 2000 2001 2002 2003 2004 2005 2006 East 10.6 14.2 17 19.5 21 23.2 25

This presentation contains certain historical and forward-looking information. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 ("the Act"). All statements, other than statements of historical facts, which address activities, events or developments that the Company expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), business strategy, expansion and growth of the Company's business operations and other such matters are forward-looking statements. To take advantage of the safe harbor provided by the Act, the Company is identifying certain factors that could cause actual results to differ materially from those expressed in any forward-looking statements, whether oral or written, made by or on behalf of the Company. All phases of the Company's operations are subject to influences outside its control. Any one, or a combination, of these factors could materially affect the results of the Company's operations. These factors include general economic cycles affecting consumer spending, weather factors, operating factors affecting customer satisfaction, consumer debt levels, pricing and other competitive factors, the ability to attract, train and retain highly qualified employees, the ability to identify suitable locations and negotiate favorable lease agreements on new and relocated stores, the timing and acceptance of new products in the stores, the mix of goods sold, the continued availability of favorable credit sources, capital market conditions in general and the seasonality of the Company's business. Forward-looking statements made by or on behalf of the Company are based on a knowledge of its business and the environment in which it operates, but because of the factors listed above, actual results could differ materially from those reflected by any forward-looking statements. Consequently, all of the forward-looking statements made are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the Company or its business and operations. FINANCIAL OUTLOOK

SUMMARY Focused market niche Clear strategy Solid financial plan Strong culture Aligned senior leadership

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